SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                December 16, 1997

                        VOLT INFORMATION SCIENCES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




          New York                     1-9232                    13-5658129
----------------------------        -----------               ----------------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)



1221 Avenue of the Americas, New York, New York                    10020
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 704-2400
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

           On December 16, 1997, the Company issued the press release attached to this report as Exhibit 99.01 concerning the health of Mr. William Shaw, Chairman, President and Chief Executive Officer of the Company.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)        Financial statements of business acquired:

                      Not applicable.

           (b)        Pro forma financial information:

                      Not applicable.

           (c)        Exhibits:

                      99.01 Volt Information Sciences, Inc. Press Release dated December 16, 1997.

                                S I G N A T U R E
                                -----------------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 VOLT INFORMATION SCIENCES, INC.



Date:  December 16, 1997                         By: /s/ James J. Groberg
                                                    ---------------------------
                                                     James J. Groberg, Senior
                                                       Vice President



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



                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number                     Description
------                     -----------

99.01 Volt Information Sciences, Inc. Press Release dated December 16, 1997.





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